                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               FCC NATIONAL BANK
                (with respect to FIRST CHICAGO MASTER TRUST II)
            (Exact name of registrant as specified in their charter)


        United States of America                          51-0269396
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


One Gateway Center
300 King Street
Wilmington, Delaware                                     19801

(Address of principal executive offices)               (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:
                                                   None.

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box [ ].

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A. (c)(2), please check the following box [   ].


Securities to be registered pursuant to Section 12(g) of the Act:

                         First Chicago Master Trust II
             Floating Rate Asset Backed Certificates Series 1996-Q
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities
         to be Registered.
         --------------------------------------------

         The descriptions of the Floating Rate Asset Backed Certificates Series 1996-Q appearing under the captions entitled (a) "Prospectus Summary"; "Risk Factors"; "Maturity and Principal Payment Considerations"; "Description of the Certificates and the Agreement"; "Enhancement"; "Certain Legal Aspects of the Receivables"; "Tax Matters"; "State and Local Taxation" and "ERISA Considerations" in the Prospectus, dated September 10, 1996 (the "Prospectus") included in the Registrant's Registration Statement on Form S-3, File No. 333-02361; and (b) under the captions entitled "Summary of Series Terms"; "Summary of Series Provisions"; "Maturity and Principal Payment Considerations"; and "Description of the Class A Certificates and the Agreement" in the Prospectus Supplement, dated September 13, 1996 to the Prospectus, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2), are incorporated herein by reference.

Item 2.  Exhibits
         --------

         Exhibit 1 - Form of specimen of certificate representing Floating Rate Asset Backed Certificates Series 1996-Q (included in Exhibit 23).

         Exhibit 2 - Articles of Association of FCC National Bank. [Exhibit 3.1 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950, is incorporated herein by reference].

         Exhibit 3 - By-laws of FCC National Bank [Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 33-61950, is incorporated herein by reference].

         Exhibit 4 - Pooling and Servicing Agreement [Exhibit 4.1 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-35084, is incorporated herein by reference].

         Exhibit 5 - Series 1990-A Supplement to the Pooling and Servicing Agreement [Exhibit 4.2 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-35084, is incorporated herein by reference].

         Exhibit 6 - Series 1990-B Supplement to the Pooling and Servicing Agreement [Exhibit 4.2 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-36078, is incorporated herein by reference.]

         Exhibit 7 - Series 1990-C Supplement to the Pooling and Servicing Agreement [Exhibit 4.3 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-37021, is incorporated herein by reference].

         Exhibit 8 - Series 1991-D Supplement to the Pooling and Servicing Agreement [Exhibit 4.5 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-40126, is incorporated herein by reference].

         Exhibit 9 - Series 1992-E Supplement to the Pooling and Servicing Agreement [Exhibit 4.6 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-40135 is incorporated herein by reference].

         Exhibit 10 - Certain amendments to the Series 1990-A Supplement, Series 1990-B Supplement and Series 1990-C Supplement [Exhibits 4A, 4B, 4C, 4D, 4E and 4F to the Registrant's Form 8-K dated June 18, 1992 is incorporated by reference].

         Exhibit 11 - Series 1993-F Supplement to the Pooling and Servicing Agreement [Exhibit 4.8 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950 is incorporated herein by reference].

         Exhibit 12 - Series 1993-G Supplement to the Pooling and Servicing Agreement [Exhibit 4.9 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-61950 is incorporated herein by reference].

         Exhibit 13 - Series 1993-H Supplement to the Pooling and Servicing Agreement [Exhibit 4.10 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-67056 is incorporated herein by referece].

         Exhibit 14 - Series 1994-I Supplement to the Pooling and Servicing Agreement [Exhibit 4.11 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-78032 is incorporated herein by reference].

         Exhibit 15 - Series 1994-J Supplement to the Pooling and Servicing Agreement [Exhibit 4.12 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-78032 is incorporated herein by reference].

         Exhibit 16 - Series 1994-K Supplement to the Pooling and Servicing Agreement [Exhibit 4.13 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-82466 is incorporated by reference].

         Exhibit 17 - Series 1994-L Supplement to the Pooling and Servicing Agreement [Exhibit 4.14 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-82466 is incorporated by reference].

         Exhibit 18 - Series 1995-M Supplement to the Pooling and Servicing Agreement [Exhibit 4.15 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-84880 is incorporated by reference].

         Exhibit 19 - Series 1995-N Supplement to the Pooling and Servicing Agreement [Exhibit 4.16 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-84880 is incorporated by reference].

         Exhibit 20 - Series 1995-O Supplement to the Pooling and Servicing Agreement [Exhibit 4.16 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-92358 is incorporated by reference].

         Exhibit 21 - Series 1995-P Supplement to the Pooling and Servicing Agreement [Exhibit 4.17 to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-1, File No. 33-92358 is incorporated by reference].

         Exhibit 22 - 1995 Amendment to the Pooling and Servicing Agreement [Exhibit 4 to the Registrant's Form 8-K dated May 5, 1995, is incorporated by reference].

         Exhibit 23 - Series 1996-Q Supplement to the Pooling and Servicing Agreement [Exhibit 4.23 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated October 1, 1996, is incorporated by reference.]

         Exhibit 24 - Series 1996-R Supplement to the Pooling and Servicing Agreement [Exhibit 4.24 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated December 4, 1996, is incorporated by reference].

         Exhibit 25 - Series 1996-S Supplement to the Pooling and Servicing Agreement [Exhibit 4.25 to the Registrant's Registration Statement on Form S-3, File No. 333-02361, as filed on a Form 8-K dated December 4, 1996, is incorporated by reference].

                                   SIGNATURES
                                   ----------

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

                            FCC NATIONAL BANK
                            (Registrant)


                            By  /s/  Peter J. Nowak, Jr.
                              --------------------------------------------------

                                Peter J. Nowak, Jr.
                                Senior Vice President and
                                Chief Financial Officer


Dated: January 31, 1997

                               INDEX TO EXHIBITS
                               -----------------

Exhibit                                                     Sequentially
Number   Exhibit                                            Numbered Page
------   -------                                            -------------

  1      Form of specimen of certificate representing
         Floating Rate Asset Backed Certificates
         Series 1996-Q                                           N/A

  2      Articles of Association of FCC National Bank
         [Exhibit 3.1 to the Registrant's Post-Effective
         Amendment No. 1 to the Registration Statement on
         Form S-1, File No. 33-61950, is incorporated
         herein by reference].                                   N/A

  3      By-laws of FCC National Bank [Exhibit 3.2 to
         the Registrant's Registration Statement on Form
         S-1, File No. 33-61950, is incorporated
         herein by reference].                                   N/A

  4      Pooling and Servicing Agreement [Exhibit 4.1 to
         the Registrant's Post-Effective Amendment No. 1
         to the Registration Statement on Form S-1, File No.
         33-35084, is incorporated herein by reference].         N/A

  5      Series 1990-A Supplement to the Pooling and
         Servicing Agreement [Exhibit 4.2 to the
         Registrant's Post-Effective Amendment No. 1
         to the Registration Statement on Form S-1,
         File No. 33-35084, is incorporated herein by
         reference].                                             N/A

  6      Series 1990-B Supplement to the Pooling and
         Servicing Agreement [Exhibit 4.2 to the
         Registrant's Post-Effective Amendment No. 1
         to the Registration Statement on Form S-1,
         File No. 33-36078, is incorporated herein by
         reference].                                             N/A

  7      Series 1990-C Supplement to the Pooling and
         Servicing Agreement [Exhibit 4.3 to the
         Registrant's Post-Effective Amendment No. 1
         to the Registration Statement on Form S-1,
         File No. 33-37021, is incorporated herein by
         reference].                                             N/A

  8      Series 1991-D Supplement to the Pooling and
         Servicing Agreement [Exhibit 4.5 to the

         Registrant's Post-Effective Amendment No. 1
         to the Registration Statement on Form S-1,
         File No. 33-40126, is incorporated herein by
         reference].                                             N/A

  9      Series 1992-E Supplement to the Pooling and
         Servicing Agreement [Exhibit 4.6 to the
         Registrant's  Post-Effective Amendment No. 1
         to the Registration Statement on Form S-1,
         File No. 33-40135 is incorporated herein by
         reference].                                             N/A

 10      Certain amendments to the Series 1990-A
         Supplement, Series 1990-B Supplement and Series
         1990-C Supplement [Exhibits 4A, 4B, 4C, 4D,
         4E and 4F to the Registrant's Form 8-K dated
         June 18, 1992 is incorporated by
         reference].                                             N/A

 11      Series 1993-F Supplement to the Pooling and
         Servicing Agreement [Exhibit 4.8 to the
         Registrant's Post-Effective Amendment No. 1
         to the Registration Statement on Form S-1,
         File No. 33-61950 is incorporated herein by
         reference].                                             N/A

 12      Series 1993-G Supplement to the Pooling and
         Servicing Agreement [Exhibit 4.9 to the
         Registrant's Post-Effective Amendment No. 1
         to the Registration Statement on Form S-1,
         File No. 33-61950 is incorporated herein by
         reference].                                             N/A

 13      Series 1993-H Supplement to the Pooling and
         Servicing Agreement [Exhibit 4.10 to the
         Registrant's Post-Effective Amendment No. 1
         to the Registration Statement on Form S-1,
         File No.  33-67056 is incorporated herein by
         reference].                                             N/A

 14       Series 1994-I Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.11 to the
          Registrant's Post-Effective Amendment No. 1
          to the Registration Statement on Form S-1,
          File No. 33-78032 is incorporated herein by
          reference].                                            N/A

 15       Series 1994-J Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.12 to the
          Registrant's Post-Effective Amendment No. 1
          to the Registration Statement on Form S-1,
          File No. 33-78032 is incorporated herein by
          reference].                                            N/A

 16       Series 1994-K Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.13 to the
          Registrant's Post-Effective Amendment No. 1
          to the Registration Statement on Form S-1,
          File No. 33-82466 is incorporated herein by
          reference].                                             N/A

 17       Series 1994-L Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.14 to the
          Registrant's Post-Effective Amendment No. 1
          to the Registration Statement on Form S-1,
          File No. 33-82466 is incorporated herein by
          reference].                                             N/A

 18       Series 1995-M Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.15 to the
          Registrant's Post-Effective Amendment No. 1
          to the Registration Statement on Form S-1,
          File No. 33-84880 is incorporated herein by
          reference].                                             N/A

 19       Series 1995-N Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.16 to the
          Registrant's Post-Effective Amendment No. 1
          to the Registration Statement on Form S-1,
          File No. 33-84880 is incorporated herein by
          reference].                                             N/A

 20       Series 1995-O Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.16 to the
          Registrant's Post-Effective Amendment No. 1
          to the Registration Statement on Form S-1,
          File No. 33-92358 is incorporated by reference].         N/A

 21       Series 1995-P Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.17 to the
          Registrant's Post-Effective Amendment No. 1
          to the Registration Statement on Form S-1,
          File No. 33-92358 is incorporated by reference].         N/A

 22       1995 Amendment to the Pooling and Servicing
          Agreement [Exhibit 4 to the Registrant's Form8-K
          dated May 5, 1995, is incorporated herein by
          reference].                                              N/A

 23       Series 1996-Q Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.23 to the Registrant's
          Registration Statement on Form S-3, File
          No. 333-02361, as filed on a Form 8-K dated
          October 1, 1996, is incorporated by reference.]          N/A

 24       Series 1996-R Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.24 to the
          Registrant's Registration Statement on Form S-3,
          File No. 333-02361, as filed on a Form 8-K dated
          December 4, 1996, is incorporated by reference].         N/A

 25       Series 1996-S Supplement to the Pooling and
          Servicing Agreement [Exhibit 4.25 to the
          Registrant's Registration Statement on Form S-3,
          File No. 333-02361, as filed on a Form 8-K dated
          December 4, 1996, is incorporated by reference].         N/A